UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 13, 2021

Volkswagen Auto Loan Enhanced Trust 2021-1

(Issuing Entity)

Central Index Key Number: 0001878944

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-233424 333-233424-02	11-3650483
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

2200 Woodland Pointe Avenue Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) of Volkswagen Auto Loan Enhanced Trust 2021-1 (the “Issuing Entity”), which are described in the Final Prospectus dated December 7, 2021 and which were issued on December 13, 2021 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. The Notes have an aggregate initial principal amount of $1,750,000,000.

1. Purchase Agreement, between VW Credit, Inc. (“VCI”) and Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), pursuant to which VCI transferred to VALU Funding certain motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among VALU Funding, Citibank, N.A. (the “Owner Trustee”) and Citicorp Trust Delaware, National Association (the “Issuer Delaware Trustee”) which amended and restated the trust agreements pursuant to which Volkswagen Auto Loan Enhanced Trust 2021-1 (the “Issuing Entity”) was created.

3. Sale and Servicing Agreement, by and among the Issuing Entity, VALU Funding, as seller, VCI, as servicer and U.S. Bank National Association (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity.

4. Indenture, by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Notes were issued.

5. Administration Agreement, by and among the Issuing Entity, VCI, as administrator and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

6. Asset Representations Review Agreement among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-233424).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of December 13, 2021, between the Issuing Entity and the Indenture Trustee.

10.1	Purchase Agreement, dated as of December 13, 2021, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of December 13, 2021, among the Issuing Entity, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of December 13, 2021, among the Issuing Entity, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of December 13, 2021, among VALU Funding, the Owner Trustee and the Issuer Delaware Trustee.

10.5	Asset Representations Review Agreement, dated as of December 13, 2021, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/ Rafael Vieira Teixeira
	Name:	Rafael Vieira Teixeira
	Title:	Chief Financial Officer

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer